EliteDesigns® Asset Reallocation

Questions? Call our Service Center at 1-800-888-2461.

Instructions

Use this form to automatically transfer account values to maintain a specific percentage allocation among your current and future investment options. Complete the entire form. Please type or print.

1. Provide General Account Information

❒ Application Attached or Contract Number
Name of Owner
First	MI		Last

Mailing Address
Street Address		City		State	ZIP Code

Social Security Number/Tax I.D. Number

Daytime Phone Number	Home Phone Number

2. Set Up Asset Reallocation

Please complete each sub-section.
A.	Effective Date
Date (mm/dd/yyyy – must be between 1st and 28th of the month)

If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B.	Number of Reallocations (check one):
m One-time reallocation
m Recurring (check frequency):
	m Monthly	m Quarterly	m Semi-Annually	m Annually

C.	Future Allocations (check one):
m Allocate future contributions according to the percentages indicated on this form.
m Do not change the allocation of future contributions.

If no option is indicated above, the allocation of future contributions will not be changed.

FSB 243 Supp A (2-11)	EliteDesigns 32-80134-02 2010/11/12 (1/4)

3. Indicate Investment Directions (continued on page 3)

Please indicate your investment preferences below. Please use whole percentages totaling 100%

%	Alger Capital Appreciation	%	Franklin Large Cap Growth	%	Invesco Van Kampen	%	Lord Abbett Series Total
%	Alger Large Cap Growth		Securities		V.I. Growth and Income		Return VC
%	Alger Small Cap Growth	%	Franklin Large Cap Value	%	Invesco Van Kampen	%	Lord Abbett Series Value
%	American Century VP		Securities		V.I. Mid Cap Growth		Opportunities VC
	Income & Growth	%	Franklin Mutual Global	%	Invesco Van Kampen	%	MFS® VIT Investors
%	American Century VP		Discovery Securities		V.I. Mid Cap Value		Growth Stock
	International	%	Franklin Mutual Shares	%	Ivy Funds VIP Asset	%	MFS® VIT Investors Trust
%	American Century VP Mid		Securities		Strategy	%	MFS® VIT New
	Cap Value	%	Franklin Rising Dividends	%	Ivy Funds VIP Balanced		Discovery
%	American Century VP		Securities	%	Ivy Funds VIP Core	%	MFS® VIT Research
	Value	%	Franklin Small Cap Value		Equity	%	MFS® VIT Research Bond
%	BlackRock Basic Value V.I.		Securities	%	Ivy Funds VIP Dividend	%	MFS® VIT Research
%	BlackRock Capital	%	Franklin Small-Mid Cap		Opportunities		International
	Appreciation V.I.		Growth Securities	%	Ivy Funds VIP Energy	%	MFS® VIT Total Return
%	BlackRock Equity	%	Franklin Strategic Income	%	Ivy Funds VIP Global	%	MFS® VIT Utilities
	Dividend V.I.		Securities		Bond	%	Neuberger Berman AMT
%	BlackRock Global	%	Franklin US Government	%	Ivy Funds VIP Growth		Guardian
	Allocation V.I.		Securities	%	Ivy Funds VIP High	%	Neuberger Berman AMT
%	BlackRock Global	%	Goldman Sachs VIT		Income		Socially Responsive
	Opportunities V.I.		Government Income	%	Ivy Funds VIP	%	Oppenheimer Global
%	BlackRock Large Cap	%	Goldman Sachs VIT		International Core		Securities Fund/VA
	Core V.I.		Growth Opportunities		Equity	%	Oppenheimer Global
%	BlackRock Large Cap	%	Goldman Sachs VIT Large	%	Ivy Funds VIP		Strategic Income
	Growth V.I.		Cap Value		International Growth		Fund/VA
%	DWS Blue Chip VIP	%	Goldman Sachs VIT Mid	%	Ivy Funds VIP Limited-%		Oppenheimer
%	DWS Capital Growth VIP		Cap Value		Term Bond		International
%	DWS Dreman Small Mid	%	Goldman Sachs VIT	%	Ivy Funds VIP Mid Cap		Growth Fund/VA
	Cap Value VIP		Strategic Growth		Growth	%	Oppenheimer Main Street
%	DWS Global	%	Goldman Sachs VIT	%	Ivy Funds VIP Real		Small Cap Fund®/VA
	Opportunities VIP		Strategic International		Estate Securities	%	PIMCO VIT All Asset
%	DWS Global Thematic VIP		Equities	%	Ivy Funds VIP Science	%	PIMCO VIT
%	DWS Government &	%	Goldman Sachs VIT		and Technology		CommodityRealReturn
	Agency Securities VIP		Structured Small Cap	%	Ivy Funds VIP Small		Strategy
%	DWS Large Cap Value VIP		Equities		Cap Growth	%	PIMCO VIT Emerging
%	Fidelity® VIP Balanced	%	Invesco V.I. Core Equity	%	Ivy Funds VIP Small		Markets Bond
%	Fidelity® VIP Contrafund®	%	Invesco V.I. Global Health		Cap Value	%	PIMCO VIT Foreign
%	Fidelity® VIP Disciplined		Care	%	Ivy Funds VIP Value		Bond
	Small Cap	%	Invesco V.I. Global Real	%	Janus Aspen Enterprise		(Unhedged)
%	Fidelity® VIP Growth &		Estate	%	Janus Aspen Forty	%	PIMCO VIT Global Bond
	Income	%	Invesco V.I. Government	%	Janus Aspen Janus		(Unhedged)
%	Fidelity® VIP Index 500		Securities		Portfolio	%	PIMCO VIT High Yield
%	Fidelity® VIP Investment	%	Invesco V.I. High Yield	%	Janus Aspen Overseas	%	PIMCO VIT Low
	Grade Bond	%	Invesco V.I. International	%	Janus Aspen Perkins		Duration
%	Fidelity® VIP Mid Cap		Growth		Mid Cap Value	%	PIMCO VIT Real Return
%	Fidelity® VIP Overseas	%	Invesco V.I. Mid Cap Core	%	Lord Abbett Series	%	PIMCO VIT Total Return
%	Fidelity® VIP Real Estate		Equity		Bond- Debenture VC	%	Rydex | SGI VT All Cap
%	Fidelity® VIP Strategic	%	Invesco V.I. Small Cap	%	Lord Abbett Series		Value
	Income		Equity		Capital Structure VC	%	Rydex | SGI VT All-Asset
%	Franklin Flex Cap Growth	%	Invesco V.I. Utilities	%	Lord Abbett Series		Aggressive Strategy
	Securities	%	Invesco Van Kampen V.I.		Classic Stock VC	%	Rydex | SGI VT All-Asset
%	Franklin Growth & Income		Capital Growth	%	Lord Abbett Series		Conservative Strategy
	Securities	%	Invesco Van Kampen V.I.		Developing Growth VC	%	Rydex | SGI VT All-Asset
%	Franklin High Income		Comstock	%	Lord Abbett Series		Moderate Strategy
	Securities	%	Invesco Van Kampen V.I.		Fundamental Equity VC	%	Rydex | SGI VT CLS
%	Franklin Income Securities		Equity and Income	%	Lord Abbett Series		AdvisorOne Amerigo
		%	Invesco Van Kampen V.I.		Growth and Income VC	%	Rydex | SGI VT CLS
			Global Value Equities	%	Lord Abbett Series		AdvisorOne Clermont
					Growth Opportunities	%	Rydex | SGI VT CLS
					VC		AdvisorOne Select
				%	Lord Abbett Series Mid-		Allocation
					Cap Value VC	%	Rydex | SGI VT Global

FSB 243 Supp A (2-11)	EliteDesigns 32-80134-02 2010/11/12 (2/4)

3. Indicate Investment Directions (continued from page 2)

%	Rydex | SGI VT High	%	Rydex VT Financial	%	Rydex VT Russell	%	T. Rowe Price Equity
	Yield		Services		2000® 1.5x Strategy		Income
%	Rydex | SGI VT Large	%	Rydex VT			%	T. Rowe Price Health
	Cap		Government Long	%	Rydex VT Russell		Sciences Portfolio
	Concentrated Growth		Bond 1.2x Strategy		2000® 2x Strategy
%	Rydex | SGI VT	%	Rydex VT Health			%	T. Rowe Price
	Large Cap Value		Care	%	Rydex VT S&P 500		Limited-Term Bond
%	Rydex | SGI VT	%	Rydex VT Internet		2x Strategy	%	Templeton
	Managed	%	Rydex VT Inverse	%	Rydex VT S&P 500		Developing
	Asset Allocation		Dow 2x Strategy		Pure Growth		Markets Securities
%	Rydex | SGI VT	%	Rydex VT Inverse	%	Rydex VT S&P 500%		Templeton Foreign
	Managed		Government Long		Pure Value		Securities
	Futures Strategy		Bond Strategy	%	Rydex VT S&P	%	Templeton Global
%	Rydex | SGI VT	%	Rydex VT Inverse		MidCap		Bond
	Mid Cap Value		Mid-Cap Strategy		400 Pure Growth		Securities
%	Rydex | SGI VT	%	Rydex VT Inverse	%	Rydex VT S&P	%	Templeton Growth
	Multi-Hedge Strategies		NASDAQ-100®		MidCap		Securities
%	Rydex | SGI VT		Strategy		400 Pure Value	%	Third Avenue Value
	Small Cap Value	%	Rydex VT Inverse	%	Rydex VT S&P	%	Van Eck VIP Global
%	Rydex | SGI VT U.S.		Russell		SmallCap		Hard Assets
	Long Short Momentum		2000® Strategy		600 Pure Growth	%	Wells Fargo
%	Rydex VT Banking	%	Rydex VT Inverse	%	Rydex VT S&P		Advantage
%	Rydex VT Basic		S&P 500 Strategy		SmallCap		Core Equity VT
	Materials	%	Rydex VT Japan 2x		600 Pure Value	%	Wells Fargo
%	Rydex VT Biotechnology		Strategy	%	Rydex VT		Advantage
%	Rydex VT Commodities	%	Rydex VT Leisure		Strengthening		International Equity
	Strategy	%	Rydex VT Mid-Cap		Dollar 2x Strategy		VT
%	Rydex VT Consumer		1.5x Strategy	%	Rydex VT	%	Wells Fargo
	Products	%	Rydex VT NASDAQ-100®		Technology		Advantage
%	Rydex VT Dow 2x Strategy	%	Rydex VT NASDAQ-100®	%	Rydex VT		Intrinsic Value VT
%	Rydex VT Electronics		2x Strategy		Telecommunications	%	Wells Fargo Advantage
%	Rydex VT Energy	%	Rydex VT Nova	%	Rydex VT Transportation		Omega Growth VT
%	Rydex VT Energy Services	%	Rydex VT Precious Metals	%	Rydex VT U.S. Government	%	Wells Fargo Advantage
%	Rydex VT Europe	%	Rydex VT Real Estate		Money Market		Opportunity VT
	1.25x Strategy	%	Rydex VT Retailing	%	Rydex VT Utilities	%	Wells Fargo Advantage
				%	Rydex VT Weakening		Small Cap Value VT
					Dollar 2x Strategy	Must Total 100%
				%	T. Rowe Price Blue
Chip Growth

FSB 243 Supp A (2-11)	EliteDesigns 32-80134-02 2010/11/12 (3/4)

4. Provide Signature

I understand and authorize the transaction(s) requested on this form.
x			x
	Signature of Owner	Date (mm/dd/yyyy)		Signature of Joint Owner (if applicable)	Date (mm/dd/yyyy)
x
	Signature of Representative (optional)	Date (mm/dd/yyyy)		Print Name of Representative

Mail to: First Security Benefit Life Insurance and Annuity Company of New York • Administrative Office • PO Box 750497 • Topeka, KS 66675-0497 or
Fax to: 1-785-368-1772
Visit us online at www.securitybenefit.com

FSB 243 Supp A (2-11)	EliteDesigns 32-80134-02 2010/11/12 (4/4)